POWER OF ATTORNEY

We, the undersigned Trustees of

Eaton Vance Advisers Senior Floating-Rate Fund                Eaton Vance Municipal Income Trust
Eaton Vance California Municipal Income Trust                 Eaton Vance Municipals Trust
Eaton Vance Credit Opportunities Fund                         Eaton Vance Municipals Trust II
Eaton Vance Florida Municipal Income Trust                    Eaton Vance Mutual Funds Trust
Eaton Vance Global Enhanced Equity Income Fund                Eaton Vance New Jersey Municipal Income Trust
Eaton Vance Growth Trust                                      Eaton Vance New York Municipal Income Trust
Eaton Vance Institutional Senior Floating-Rate Fund           Eaton Vance Ohio Municipal Income Trust
Eaton Vance Investment Trust                                  Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Insured California Municipal Bond Fund            Eaton Vance Prime Rate Reserves
Eaton Vance Insured California Municipal Bond Fund II         Eaton Vance Senior Income Trust
Eaton Vance Insured Florida Municipal Bond Fund               Eaton Vance Series Trust
Eaton Vance Insured Massachusetts Municipal Bond Fund         Eaton Vance Series Trust II
Eaton Vance Insured Michigan Municipal Bond Fund              EV Classic Senior Floating-Rate Fund
Eaton Vance Insured Municipal Bond Fund                       Eaton Vance Special Investment Trust
Eaton Vance Insured Municipal Bond Fund II                    Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Insured New Jersey Bond Fund                      Eaton Vance Tax-Managed Buy-Write Research Fund
Eaton Vance Insured New York Municipal Bond Fund              Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Insured New York Municipal Bond Fund II           Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Insured Ohio Municipal Bond Fund                  Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund          Eaton Vance Tax-Managed International Diversified Equity Income Fund
Eaton Vance Limited Duration Income Fund                      Eaton Vance Variable Trust
Eaton Vance Massachusetts Municipal Income Trust              Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Michigan Municipal Income Trust

each a Massachusetts business trust (the "Trusts"), (do hereby severally constitute and appoint Barbra E. Campbell, Alan R. Dynner, Thomas E. Faust Jr., Maureen A. Gemma and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts, in respect of shares of beneficial interest and other documents and papers relating thereto:

        IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

          Signature                         Title                     Date
          ---------                         -----                     ----

/s/ Benjamin C. Esty                       Trustee               April 23, 2007
-----------------------------
Benjamin C. Esty

/s/ Thomas E. Faust Jr.                    Trustee               April 23, 2007
-----------------------------
Thomas E. Faust Jr.

/s/ Allen R. Freedman                      Trustee               April 23, 2007
-----------------------------
Allen R. Freedman

/s/ James B. Hawkes                        Trustee               April 23, 2007
-----------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III                   Trustee               April 23, 2007
-----------------------------
Samuel L. Hayes, III

/s/ William H. Park                        Trustee               April 23, 2007
-----------------------------
William H. Park

/s/ Ronald A. Pearlman                     Trustee               April 23, 2007
-----------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer                       Trustee                April 23, 2007
-----------------------------
Norton H. Reamer

/s/ Heidi L. Steiger                       Trustee                April 23, 2007
-----------------------------
Heidi L. Steiger

/s/ Lynn A. Stout                          Trustee                April 23, 2007
-----------------------------
Lynn A. Stout

/s/ Ralph F. Verni                         Trustee                April 23, 2007
-----------------------------
Ralph F. Verni